UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 31, 2010
(Date of earliest event reported)	March 29, 2010

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 29, 2010, we announced that ONEOK, Inc. and ONEOK Partners, L.P. will release first-quarter 2010 earnings after the market closes on Wednesday, April 28, 2010.

A joint conference call will be held the following day on April 29, 2010, at 11:00 a.m. Eastern Time (10:00 a.m. Central Time).  The conference call number is 866-802-4323, pass code 1446175.

The call will also be carried live at www.oneok.com and www.oneokpartners.com.

A replay will be available on both web sites for 30 days.  A recording will be available by phone for seven days.  The playback call may be accessed at 866-837-8032, pass code 944778.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated March 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	March 31, 2010	By:	/s/ Derek S. Reiners
Senior Vice President and Chief Accounting Officer

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